October 25, 2022

BNY MELLON INVESTMENT PORTFOLIOS

- TECHNOLOGY GROWTH PORTFOLIO

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Jonathan Piskorowski and Robert C. Zeuthen are the fund's primary portfolio managers. Messrs. Piskorowski and Zeuthen have been primary portfolio managers of the fund since October 2022 and March 2022, respectively, and each is a research analyst at NIMNA.

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The following information supersedes and replaces the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Jonathan Piskorowski and Robert C. Zeuthen are the fund's primary portfolio managers, positions they have held since October 2022 and March 2022, respectively. Messrs. Piskorowski and Zeuthen are jointly and primarily responsible for managing the fund's portfolio. Messrs. Piskorowski and Zeuthen are each a research analyst at NIMNA and have been employed by NIMNA or a predecessor company of NIMNA since 2006.

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